                                                                    EXHIBIT 99.1

                  COMMITMENT INCREASE AGREEMENT dated as of March 31, 2006,
            among SYSCO CORPORATION (the "Company"), the INCREASING LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as U.S. administrative agent (the "U.S. Administrative Agent") under the Credit Agreement referred to below.

      Reference is made to the Credit Agreement dated as of November 4, 2005 (the "Credit Agreement"), among the Company, SYSCO International, Co., the lenders party thereto, the U.S. Administrative Agent and JPMorgan Chase Bank, N.A, Toronto Branch, as Canadian Administrative Agent. Capitalized terms used and not defined herein have the meanings specified in the Credit Agreement.

      The Company has notified the U.S. Administrative Agent in accordance with
Section 2.20 of the Credit Agreement of its request that the U.S. Commitments be increased by US$250,000,000, and the Persons identified on Schedule I hereto (the "Increasing Lenders") have agreed to provide such increased U.S. Commitments in the respective amounts set forth on Schedule I hereto for each such Increasing Lender. The Increase Effective Date of the Commitment Increase contemplated hereby is scheduled to occur on March 31, 2006, and the parties hereto are entering into this Agreement in order to provide for such Commitment Increase.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. On and as of March 31, 2006, the U.S. Commitment and each Increasing Lender shall be increased by the amount set forth with respect to such Increasing Lender on Schedule I hereto, subject to satisfaction of the conditions referred to in Section 2 below.

      SECTION 2. The Commitment Increase provided for herein shall be subject to the satisfaction of the conditions set forth in Section 2.20(d) of the Credit Agreement.

      SECTION 3. (a) Notices hereunder shall be given as provided in the Credit Agreement.

      (b) This Agreement may not be waived, amended or modified in except pursuant to an agreement or agreements in writing entered into by all parties hereto.

      (c) This Agreement constitutes an amendment to the Credit Agreement and, accordingly, Section 10.03 of the Credit Agreement shall apply hereto.

      (d) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      (e) This Agreement shall be construed, and the rights of the parties determined, in accordance with and governed by the law of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    SYSCO CORPORATION,

                                        by
                                             /s/ Kathy Oates Gish
                                           -------------------------------------
                                             Name: Kathy Oates Gish
                                             Title: Vice President and Assistant
                                                    Treasurer

                                    JPMORGAN CHASE BANK, N.A.,
                                    individually and as U.S. Administrative
                                    Agent,

                                        by
                                             /s/ Teri Streusand
                                           -------------------------------------
                                             Name: Teri Streusand
                                             Title: Vice President

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    Bank of America, N.A.

                                    by
                                          /s/ David L. Catherall
                                       -----------------------------------------
                                       Name: David L. Catherall
                                       Title: Vice President

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    Comerica Bank

                                    by
                                          /s/ Charles T. Johnson
                                       -----------------------------------------
                                       Name: Charles T. Johnson
                                       Title: Vice President

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    JPMorgan Chase Bank, NA

                                    by
                                          /s/ Teri Streusand
                                       -----------------------------------------
                                       Name: Teri Streusand
                                       Title: Vice President

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    PNC Bank, National Association

                                    by
                                          /s/ W. J. Bowne
                                       -----------------------------------------
                                       Name: W. J. Bowne
                                       Title: Managing Director

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    SunTrust Bank

                                    by
                                          /s/ Michael Lapressi
                                       -----------------------------------------
                                       Name: Michael Lapressi
                                       Title: Managing Director

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    THE BANK OF NEW YORK

                                    by
                                          /s/ David Csatari
                                       -----------------------------------------
                                       Name: David Csatari
                                       Title: Vice President

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    The Bank of Toyky-Mitsubishi UFJ, Ltd.

                                    by
                                          /s/ Douglass M. Barnell
                                       -----------------------------------------
                                       Name: Douglass M. Barnell
                                       Title: Vice President & Manager

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    The Northern Trust Company

                                    by
                                          /s/ Cory Schuster
                                       -----------------------------------------
                                       Name: Cory Schuster
                                       Title: Commercial Banking Officer

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    TORONTO DOMINION (TEXAS) LLC

                                    by
                                          /s/ Jim Bridwell
                                       -----------------------------------------
                                       Name: Jim Bridwell
                                       Title: Authorized Agent

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    Wachovia Bank, National Association

                                    by
                                          /s/ Denis Waltrich
                                       -----------------------------------------
                                       Name: Denis Waltrich
                                       Title: Associate

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    WELLS FARGO BANK, N.A.

                                    by
                                          /s/ Michael B. Sullivan
                                       -----------------------------------------
                                       Name: Michael B. Sullivan
                                       Title: Senior Vice President

                                    SIGNATURE PAGE TO THE COMMITMENT INCREASE
                                    AGREEMENT AMONG SYSCO CORPORATION, THE
                                    INCREASING LENDERS PARTY HERETO AND JPMORGAN
                                    CHASE BANK, N.A., AS U.S. ADMINISTRATIVE
                                    AGENT,

                                    Name of Institution:

                                    William Street Commitment Corporation
                                    (Recourse only to assets of William Street
                                    Commitment Corporation)

                                    by
                                          /s/ Mark Walton
                                       -----------------------------------------
                                       Name: Mark Walton
                                       Title: Assistant Vice President

                                                                      SCHEDULE I

         Increasing Lender                  U.S. Commitment Increase Amount
--------------------------------------      -------------------------------
JPMorgan Chase Bank, N.A.                             $  25,000,000
Bank of America, N.A.                                 $  25,000,000
SunTrust Bank                                         $  25,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.                $  25,000,000
Wachovia Bank, National Association                   $  25,000,000
Wells Fargo Bank N.A.                                 $  25,000,000
Toronto-Dominion (Texas) LLC                          $  25,000,000
The Northern Trust Company                            $  25,000,000
Comerica Bank                                         $  12,500,000
PNC Bank, National Association                        $  12,500,000
The Bank of New York                                  $  12,500,000
William Street Commitment Corporation                 $  12,500,000
                                                      -------------
                                                      $ 250,000,000
                                                      =============